CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS	12 Months Ended
Dec. 31, 2024
Disclosure Of Critical Accounting Estimates And Judgements [Abstract]
CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS
NOTE 3 - CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

As part of financial reporting, the Group’s management makes assumptions and estimates that impact the value of assets, liabilities, income, expenses, and disclosures in the consolidated financial statements. These estimates are based on historical experience and expectations of future events, but may differ from actual results. The Group regularly reviews these estimates, considering relevant facts, historical data, external factors, and other reasonable assumptions in light of current circumstances. Below are the key accounting estimates and judgments, which involve significant uncertainty. The Group takes into account, as applicable, the relevant facts, historical experience, impact of external factors and reasonable assumptions in accordance with the circumstances.

1)	Capitalized development costs

The Group capitalizes development costs as intangible assets when specific conditions are met (as outlined in note 2(g)), while costs that do not meet these conditions are expensed as incurred. Management exercises judgment to determine if each project meets the criteria for capitalization, and eligible costs are recognized as development assets. The estimated useful life and amortization of these assets are based on the expected period for marketing the products developed. These estimates may change due to technological advancements or market conditions. If the useful life is revised, amortization may increase, or development assets may be impaired or written off if they become obsolete.

2)	Distribution rights, customer relationship and technology

Distribution rights, customers relationship and technology recognized as a result of business combinations carried out by the Group are amortized on an ongoing basis on a straight-line basis in accordance with expected useful life. The Company assesses the need to change the intangible assets’ useful lives on an ongoing basis.

3)	Determining the lease terms

The Group applies IFRS 16 to account for leases. In determining the lease term, management considers all facts and circumstances that create an economic incentive to exercise an extension option, or not exercise a termination option. Extension options (or periods after termination options) are only included in the lease term if the lease is reasonably certain to be extended (or not terminated). Based on historical experience and its business plans, the Company assesses whether it is expected that the extension options included in the lease agreements it entered into shall be exercised or not.

4)	Fair value of share-based payments

The fair value of the Group's equity instruments that were granted to its employees is determined using valuation methods. Fair value of stock-option awards was determined using a the Black-Scholes option pricing model,  which requires a number of assumptions, of which the most significant are the share price, volatility, and the expected option term. Expected volatility was estimated based on the historical volatility of the company. The risk-free interest rate is based on the yield from U.S. treasury bonds with an equivalent term.

5)	Deferred tax assets

Deferred tax assets are recognized in respect of carryforward losses and unused deductible temporary differences, if it is probable that future taxable income will exist against which they can be utilized. A management estimate is required to determine the amount of the deferred tax asset that can be recognized based on the timing, amount of expected taxable income, its origin and tax planning strategy.